                                                                   EXHIBIT 10.62

                                                                    CONFIDENTIAL

                               PURCHASE AGREEMENT

                                     between

                                  SPEEDNET LLC

                                       and

                       CLEARWIRE SPECTRUM HOLDINGS II LLC

                                       and

                              CLEARWIRE CORPORATION

                           Dated as of August 8, 2006



[* * * Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Act of 1933, as amended]

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE 1  DEFINITIONS...................................................     1

ARTICLE 2  PURCHASE AND SALE OF ASSETS...................................     5

ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF SELLER......................     8

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF PURCHASER...................    15

ARTICLE 5  COVENANTS AND OTHER AGREEMENTS................................    16

ARTICLE 6  CONDITIONS TO CLOSING.........................................    20

ARTICLE 7  POST CLOSING COVENANTS........................................    22

ARTICLE 8  TERMINATION...................................................    22

ARTICLE 9  SURVIVAL AND REMEDIES.........................................    23

ARTICLE 10 MISCELLANEOUS.................................................    26

                             SCHEDULES AND EXHIBITS

Exhibit A     Capital Expenditure Budget

Exhibit B-1   Licenses

Exhibit B-2   Leases

Exhibit B-3   Assigned Contracts

Exhibit B-4   Equipment

Exhibit B-5   Excluded Contracts

Exhibit B-6   Other Excluded Assets

Exhibit C     Form of Warrant

Exhibit D     Form of Instrument of Assignment for Licenses

Exhibit E     Form of Assignment and Assumption for Leases or Assigned Contracts

Exhibit F     Form of Bill of Sale for Tangible Assets

Exhibit G     Form of Non-Competition Agreement

Exhibit H     Form of Investor Letter

              Disclosure Schedules

                               PURCHASE AGREEMENT

     This PURCHASE AGREEMENT, dated as of August 8, 2006 (the "Effective Date"), is among Speednet LLC, a limited liability company organized under the laws of Michigan ("Seller"), Clearwire Spectrum Holdings II LLC, a Nevada limited liability company ("Purchaser") and Clearwire Corporation, a Delaware corporation ("Clearwire"). Seller, Purchaser and Clearwire may be referred to herein as "Parties" or each a "Party."

     A. Seller holds certain assets, including licenses granted by the FCC authorizing Seller to construct and operate Broadband Radio Service, formerly known as Multipoint Distribution Service ("BRS"), channels (the "Seller Channels"), and lease agreements pursuant to which Seller leases the excess capacity on certain channels (the "Leased Channels, and together with the Seller Channels, the "Channels") under certain licenses granted by the FCC authorizing the construction and operation of BRS.

     B. Seller desires to sell substantially all of its assets and assign certain of its liabilities relating to and including licenses and leases for BRS to Purchaser, and Purchaser desires to purchase such assets and assume such liabilities on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, conditions and agreements hereinafter set forth, the Parties agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Section 1.1 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth or referenced below:

     "Accredited Investor" means as this term is defined in Rule 501(a) of Regulation D as promulgated by the U.S. Securities and Exchange Commission under the Securities Act.

     "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, alone or through one or more intermediaries, controls, is controlled by or is under common control with that Person. For purposes of this definition, "control" (including the terms "controlling" and "controlled") means the power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

     "Agreement" means this Purchase Agreement and all Exhibits and Schedules hereto, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

     "Approved Capital Expenditures" means capital expenditures described in the capital budget attached hereto as Exhibit A, provided, however, Purchaser will not unreasonably withhold its consent to proposed increases in the capital expenditures constituting Approved Capital Expenditures after December 1, 2006.

     "Business Day" means any day, other than a Saturday or Sunday, on which commercial banks and foreign exchange markets are open for business in Seattle, Washington.

     "Confidential Information" means any and all information regarding the business, finances, operations, products, services and customers of a Party or any of its Affiliates, in written or oral form or in any other medium.

     "Consents" means all consents and approvals of Governmental Authorities or other third Persons necessary to authorize, approve or permit the Parties hereto to consummate the Transactions.

     "Damages" means any and all losses, claims, demands, liabilities, obligations, actions, suits, orders, statutory or regulatory compliance requirements, or proceedings asserted by any Person, and all damages, costs, expenses, assessments, judgments, recoveries and deficiencies, including interest, penalties, investigatory expenses, consultants' fees, and reasonable attorneys' fees and costs, of every kind and description, contingent or otherwise.

     "Disclosure Schedules" means schedules delivered by Seller to Purchaser in connection with the execution and delivery of this Agreement containing certain information and data required to be disclosed by this Agreement. The Disclosure Schedules shall identify the information and data disclosed with reference to the sections of this Agreement and shall be attached to and form a part of this Agreement.

     "Employee Plan" means an "employee benefit plan," as defined in Section 3(3) of ERISA, or any other qualified or non-qualified current or deferred compensation (other than base salary and base wages), bonus, incentive compensation, stock right, stock option, stock appreciation right, severance pay, retirement, pension, profit-sharing, stock bonus, salary continuation, tuition assistance, dependent care assistance, legal assistance, vacation, fringe benefit (cash and non-cash), group or individual health, medical, dental, vision, disability, life insurance or survivor benefit or similar plan, policy or arrangement, which covers any employee, or beneficiary of any employee, whether active or retired.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "FCC" means the Federal Communications Commission or any successor agency thereof.

     "FCC Rules" means Title 47 of the Code of Federal Regulations, as amended at any time and from time to time, and FCC decisions, policies, reports and orders issued pursuant to the adoption of such regulations.

     "Final Order" means an action or decision of the FCC as to which (i) no request for a stay or similar request is pending, no stay is in effect, the action or decision has not been vacated, reversed, set aside, annulled or suspended and any deadline for filing such request that may be designated by statute or regulation has passed, (ii) no petition for rehearing or reconsideration or application for review is pending and the time for the filing of any such petition or application has passed, (iii) the FCC does not have the action or decision under reconsideration on its own motion and the time within which it may effect such reconsideration has passed, and (iv) no appeal is pending including other administrative or judicial review, or in effect and any deadline for filing any such appeal that may be designated by statute or rule has passed.

     "GAAP" means generally accepted accounting principles, consistently applied.

     "Governmental Authority" means a Federal, state or local court, legislature, governmental agency (including the United States Department of Justice), commission or regulatory or administrative authority or instrumentality.

     "Intellectual Property Rights" means any and all (a) patents and patent applications, including without limitation, continuations, substitutes and divisions of such applications and all priority rights resulting from such applications and rights in any inventions, whether or not patented, patent pending or patentable; (b) copyrights, copyright applications, copyright registrations, and rights associated with works of authorship; (c) trademarks, service marks and any and all rights in words, names, symbols, devices, or combination thereof, used by a person to identify and distinguish the goods or services of such person from the goods and services of others and all applications or registrations for any of the foregoing and all divisions and renewals thereof, and all goodwill symbolized thereby; (d) software, trade secrets and rights in know-how, designs, formulae, inventions, products rights or technology of any nature, and other confidential or proprietary information; and (e) other intellectual property, industrial property or proprietary rights.

     "Law" means applicable common law and any statute, ordinance, code or other law, rule, permit, permit condition, regulation, order, decree, technical or other standard, requirement or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority.

     "Lessor" means the applicable lessor under a Lease.

     "Lien" means, with respect to any Asset, any mortgage, lien, pledge, charge, security interest, right of first refusal or right of others therein, or encumbrance of any nature whatsoever in respect of such Asset.

     "Maximum Debt Amount" means, with respect to the MBDA Loan, an amount of principal, interest and other charges outstanding as of the Closing Date equal to [***] plus the amount of any advances made pursuant to the MBDA Loan
(and interest accruing thereon) between the Effective Date and the Closing Date that are used to pay Approved Capital Expenditures.

     "Minimum Debt Amount" means, with respect to the MBDA Loan, an amount of principal, interest and other charges outstanding as of the Closing Date equal to [***] plus the amount of any advances made pursuant to the MBDA Loan
(and interest accruing thereon) between the Effective Date and the Closing Date that are used to pay Approved Capital Expenditures.

     "Person" means any general partnership, limited partnership, limited liability company, corporation, joint venture, trust, business trust, Governmental Authority, cooperative, association, other entity, or individual, and the heirs, executors, administrators, legal representatives, successors, and assigns of such person as the context may require.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Tax" or "Taxes" means any taxes, assessment, duties, fees, levies, imposts, deductions, or withholdings, including income, gross receipts, ad valorem, value added, excise, real or personal property, asset, sales, use, license, payroll, transaction, capital, net worth and franchise taxes, estimated taxes, withholding, employment, social security, workers compensation, utility, severance, production, unemployment compensation, occupation, premium, windfall profits, transfer and gains taxes, or other governmental charges of any nature whatsoever, imposed by any Taxing Authority of any government or country or political subdivision of any country, and any liabilities with respect thereto, including any penalties, additions to tax, fines or interest thereon and includes any liability for Taxes of another person by contract or as a transferee or successor.

     "Tax Return" means any report, return, statement, estimate, declaration, notice, form or other information required to be supplied to a taxing authority in connection with Taxes.

     "Taxing Authority" shall mean the Internal Revenue Service and any other Governmental Authority responsible for the administration of any Tax.

     "Tower Leases" means any contract, agreement or arrangement relating to the use by Seller of Towers or other transmission/reception equipment on the Tower Sites.

     "Tower Sites" means any real property, rooftop or other building location used or occupied by Seller on which Towers used by Seller are located.

     "Tower Subleases" means any contract, agreement or arrangement under which Seller is a lessor, sublessor or licensor of, or makes available for use to any Person, any Tower Site or portion thereof that is the subject of a Tower Lease.

     "Towers" means any towers or other "antenna structures" as defined by the FCC in Part 17 of the FCC Rules.

     "Transactions" means the transactions contemplated by this Agreement.

     Section 1.2 Other Defined Terms. Additional terms are defined throughout this Agreement.

                                    ARTICLE 2
                           PURCHASE AND SALE OF ASSETS

     Section 2.1 Purchase and Sale. On the terms and subject to the conditions of this Agreement, at the Closing, Seller shall sell, assign, transfer, convey and deliver to Purchaser or Purchaser's designees, and Purchaser shall purchase from Seller all of Seller's right, title and interest as of the Closing Date in and to all of Seller's tangible and intangible assets and properties (collectively, the "Assets"), except for the Excluded Assets (as defined below), including, without limitation, the following assets, free and clear of all
Liens:

          (a) The licenses granted by the FCC authorizing Seller to construct and operate Channels in certain markets listed on Exhibit B-1, which based on the zip code database approved by Purchaser cover the minimum number of households per Channel associated with each such Channel listed therein (the "Seller Licenses"); Seller does not represent or warrant the accuracy of the zip code database and any inaccuracy in the zip code database will not give rise to any claim or Purchase Price Adjustment on behalf of Purchaser or Seller;

          (b) The leases pursuant to which Seller leases the spectrum on certain Leased Channels pursuant to FCC licenses granted to the applicable Lessor (the "Underlying FCC Licenses" and together with the Seller Licenses, the "Licenses") for use in the markets listed on Exhibit B-2, which based on the zip code database approved by Purchaser cover the minimum number of households per Channel associated with each Channel listed therein ("Leases"); Seller does not represent or warrant the accuracy of the zip code database and any inaccuracy in the zip code database will not give rise to any claim or Purchase Price Adjustment on behalf of Purchaser or Seller;

          (c) All contracts, leases, equipment leases, Tower Leases, Tower Subleases, subleases, licenses, purchase orders, software license agreements, customer/subscriber contracts, supplier contracts, and other contracts and agreements to which Seller is a party and listed and described on Exhibit B-3, and further including all rights, claims, privileges of Seller arising under all warranties, representations and guarantees (express, implied or otherwise) made by suppliers or others in connection with the Assets (the "Assigned Contracts");

          (d) All equipment, furniture, tools, spare parts, machinery, fixtures and computer hardware used or held for use by Seller, including without limitation that network equipment and spare parts used in connection with the operation of the Channels as listed on Exhibit B-4 (collectively, the "Equipment");

          (e) All Intellectual Property Rights owned by or licensed to Seller or in which Seller has any right, title or interest, whether by license, permission, releases or otherwise, including without limitation, all goodwill associated therewith (collectively, the "IP Assets"); and

          (f) All accounts receivable and other amounts due to Seller from customers of Seller (the "Accounts Receivable").

     Section 2.2 Excluded Assets. Seller shall not sell, assign, transfer, convey or deliver to Purchaser, and Purchaser shall not purchase, assume or otherwise acquire from Seller, any right, title or interest in or to the following assets and properties:

          (a) Cash on hand, bank accounts, cash equivalents, deposits, prepaid items or instruments in existence on the Closing Date;

          (b) Seller's minute books, tax returns and other entity documents;

          (c) All Employee Plans administered, maintained or contributed to by Seller;

          (d) Subject to the provisions of Article 7, all of Seller's rights in and to the name "Speednet" and all derivations thereof;

          (e) The contracts and agreements of Seller listed in Exhibit B-5; and

          (f) The assets of Seller listed in Exhibit B-6.

     Section 2.3 Liabilities. On the terms and subject to the conditions of this Agreement and if requested by Seller, Purchaser shall assume, effective as of the Closing (a) subject to the provisions of Section 2.5(c), certain indebtedness and related obligations of Seller (the "MBDA Loan") to the Michigan Broadband Development Authority (the "MBDA") described in Section 2.3 of the Disclosure Schedules (provided that in no event shall Purchaser be required to assume an obligation to pay the MBDA an amount in excess of the Maximum Debt Amount), (b) the liabilities of Seller under the Assigned Contracts to be performed or accruing under the terms thereof after the Closing Date, and (c) the trade accounts payable of Seller to the payees listed in Section 2.3 of the Disclosure Schedules, in an amount not to exceed [***] (collectively, the "Assumed Liabilities"), and from and after the Closing, Purchaser shall pay, perform and discharge when due the Assumed Liabilities. Except for the Assumed Liabilities, Purchaser shall not assume, or be obligated or liable for, any liabilities of Seller, or any of its Affiliates, predecessors, assignors, or transferors, including any liabilities under the Assigned Contracts incurred and/or to be performed under the terms thereof on or before the Closing Date (the "Excluded Liabilities"), whether in connection with the Transactions or otherwise, all of which shall be retained and paid, performed and discharged when due by Seller or one of Seller's Affiliates.

     Section 2.4 Purchase Price. In consideration for the sale of the Assets, Seller shall receive the following (the "Consideration"):

          (a) Subject to adjustment, as set forth in Section 2.5 below, an amount equal to $1,500,000 (the "Cash Consideration"), payable in immediately available funds at Closing to an account designated by Seller.

          (b) Subject to adjustment as set forth in Section 2.5, 2,033,000 shares of Clearwire's Class A Common Stock ("Clearwire Stock"); and

          (c) A warrant (the "Warrant") to purchase 1,130,000 shares of Clearwire Stock at a price of $7.50 per share, exercisable commencing on the day after the first anniversary of Closing and ending on the fifth anniversary of Closing, in substantially the form attached hereto as Exhibit C.

     Section 2.5 Adjustment

          (a) The number of shares of the Clearwire Stock issuable at Closing shall be adjusted, if necessary, to account for any stock split, cash dividend, stock dividend, or other recapitalization in respect of Clearwire's issued and outstanding stock between the Effective Date and the Closing.

          (b) If the MBDA Loan is not prepaid as described in paragraph (c) below, and if the outstanding balance of principal, interest and other charges owing under the MBDA Loan on the Closing Date exceeds the sum of [***] plus the Approved Capital Expenditures, the amount of the Cash Consideration shall be reduced by the amount of such excess. If the MBDA Loan is not prepaid as described in paragraph (c) below, and if the outstanding balance of principal, interest and other charges owing under the MBDA Loan (less any Approved Capital Expenditures) is less than [***] the amount of the Cash Consideration shall be increased by the amount of such deficiency.

          (c) Purchaser acknowledges that the consent of MBDA is required for the assignment and assumption of the MBDA Loan. If MBDA refuses to consent to such assignment and assumption, imposes conditions on such consent that are unacceptable to Purchaser acting reasonably, or refuses to release Seller and Robert F. Liggett from all of their obligations in connection with the MBDA Loan, Purchaser shall, on the terms and subject to the conditions set forth in this Agreement, cause the MBDA Loan to be prepaid contemporaneously with Closing; provided that (i) one-half the amount of any prepayment penalty assessed by MBDA in connection with such prepayment shall be deducted from the Cash Consideration; (ii) if the outstanding balance of principal, interest and other charges owing under the MBDA Loan on the Closing Date exceeds the sum of $6,300,000 plus the Approved Capital Expenditures, the amount of the Cash Consideration shall be reduced by the amount of such excess; and (iii) in no event shall Purchaser be required to prepay an amount in excess of the Maximum Debt Amount, and if the outstanding balance of principal, interest and other charges owing under the MBDA Loan on the Closing Date exceeds the Maximum Debt Amount, Seller shall be responsible for prepaying such excess.



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

          (d) Seller may elect, by written notice to Purchaser at least 10 days prior to the Closing Date, to increase the Cash Consideration by an amount not to exceed [***] in which case the number of shares of Clearwire Stock issuable to Seller shall be reduced to be equal to the difference between [***] and the amount of the increase in the Cash Consideration, divided by [***].

     Section 2.6 Purchase Price Allocation. Purchaser and Seller agree that the Consideration (and all other capitalizable costs including, without limitation, the amount of the MBDA Loan that is assumed or paid by Purchaser upon Closing) shall be allocated as set forth in Schedule 2.6. This allocation is intended to comply with the allocation method required by Section 1060 of the Code and applicable regulations under Code Sections 1060 and 338. The Parties shall cooperate to comply with all substantive and procedural requirements of Section 1060 and applicable regulations under Code Sections 1060 and 338. Purchaser and Seller agree that they will not take nor will they permit any affiliated person to take, for income tax purposes, any position inconsistent with such allocation; provided, however, that Purchaser's cost for the Assets may differ from the total amount allocated hereunder to reflect the inclusion in the total cost of items (for example, capitalized acquisition costs) not included in the total amount so allocated.

     Section 2.7 Closing; Attorneys Fees. Upon the terms and subject to the conditions hereof, the closing of the sale of the Assets (the "Closing") shall take place at the offices of Davis Wright Tremaine LLP, 2600 Century Square, 1501 Fourth Avenue, Seattle, WA 98101, within five (5) Business Days following the date on which the last condition under Article 6 has been satisfied or waived, or at such other time and place as the Parties may mutually agree. The date on which Closing occurs is called the "Closing Date." On the Closing Date, or within two (2) Business Dates after the Closing Date, Purchaser will reimburse Seller for Seller's attorneys' fees incurred in connection with this Agreement and the transaction described in this Agreement, up to a maximum of [***].

                                    ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents and warrants to Purchaser that except as set forth in the Disclosure Schedules, the following statements are true and correct:

     Section 3.1 Authorization. Seller is lawfully existing and in good standing under the laws of the State of Michigan, and has all requisite power and authority to enter into this Agreement and to perform the obligations to be performed by it under this Agreement. The execution and delivery of this Agreement, and the performance by Seller of its obligations hereunder, have been duly authorized by all necessary action on the part of Seller.

     Section 3.2 Enforceability. This Agreement and each other agreement, document or instrument or certificate contemplated by this Agreement has been duly executed and delivered by Seller and is a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     Section 3.3 No Conflicts or Consents. Neither the execution, delivery and performance by Seller of this Agreement, nor the consummation of the Transactions by Seller, will, except where no material adverse effect will result, (a) constitute, with or without the giving of notice or passage of time or both, a breach, violation or default by Seller or any of its Affiliates, create a Lien, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under (i) any Law or license (subject to receipt of Consent of the FCC) or (ii) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon Seller or any of the Assets; (b) require any Consent, other than the Consent of the FCC or the Consent of any third party to any Assigned Contracts as listed on Section 3.6 of the Disclosure Schedules; or (c) violate any Law by which Seller is bound.

     Section 3.4 FCC Matters.

          (a) Seller validly holds the Licenses, permits and authorizations set forth on Exhibit B-1. True and complete copies of the Licenses have been delivered to Purchaser. There is no condition outside of the ordinary course imposed on any of the Licenses by the FCC except those that are either set forth on the face of the Licenses, as issued by the FCC, are contained in the FCC Rules applicable generally to the stations of the type, nature and class or location of the stations identified by the call signs listed on Exhibit B-1. The Licenses constitute all authorizations from the FCC necessary or required for and/or used in the operation of the Channels in the market areas identified on Exhibit B-1 as of the Effective Date. The applications related to the Licenses that are listed on Section 3.4(a) of the Disclosure Schedules are all of the applications that are now pending at the FCC regarding the Licenses or the Seller. No Person other than Seller, or the applicable Lessor, has any right, title, interest or claim in or to the Licenses. The Licenses have been granted to Seller, or the applicable Lessor, by Final Order and are (and will be on the Closing
     Date) in full force and effect.

          (b) There is not pending or, to the knowledge of Seller, threatened against Seller or the Licenses any application, action, petition, objection or other pleading, or any proceeding with the FCC or any other Governmental Authority, which (i) questions or contests the validity of, or seeks the revocation, forfeiture, non-renewal or suspension of, any of the Licenses,
     (ii) seeks the imposition of any modification or amendment with respect to any of the Licenses, (iii) which would adversely affect the ability of Seller to consummate the Transactions or (iv) seeks the payment of a fine, sanction, penalty, damages or contribution in connection with the use of the Licenses. To Seller's knowledge, there are no facts or circumstances existing that would give rise to any such application, action, petition, objection or other pleading, or proceeding with the FCC or any other Governmental Authority. There is no unsatisfied adverse FCC order or ruling outstanding against Seller, or, to Seller's knowledge, any Lessor or any of the

     Licenses. Neither Seller nor, to Seller's knowledge, any Lessor is a party to any pending complaint or proceeding at the FCC regarding any of the Licenses.

          (c) Except as set forth in Section 3.4(c) of the Disclosure Schedule, neither Seller nor, to Seller's knowledge, any Lessor has agreed to accept or allow any electromagnetic interference from any other FCC licensees, permittees or applicants with respect to the Licenses and/or Channels, and no such licensees, permittees or applicants have agreed to accept electromagnetic interference from Seller or any Lessor with respect to their respective facilities.

          (d) Seller and, to Seller's knowledge, all Lessors are in compliance with all applicable Laws except for any non-compliance that, individually or in the aggregate, will not have a material adverse effect on Seller or on Seller's ability to consummate the Transactions. Since the filing of the initial application for the Licenses, Seller and, to Seller's knowledge, all Lessors have complied in all material respects with FCC Rules applicable to the Licenses, including without limitation the Communication Act of 1934, as amended. Since the issuance of the Licenses, Seller and, to Seller's knowledge, all Lessors have complied in all material respects with all of the terms and conditions of the Licenses. The Licenses are free and clear of all Liens and are unimpaired by any acts or omissions of Seller, any Lessor or their respective agents, assignees and licensees. All material documents required to be filed at any time by Seller, to Seller's knowledge, or any Lessor with the FCC with respect to the Licenses have been timely filed or the time period for such filing has not lapsed. All such documents filed since the date that the Licenses were issued to Seller or since Seller became lessee under the Leases are correct in all material respects. All amounts owed to the FCC in connection with the Licenses have been timely paid.

          (e) The facilities subject to the Licenses for which certification of completion of construction has been filed with the FCC are operating and have been operated by Seller, in material compliance with the Licenses therefore and the FCC Rules. Seller is not transmitting from or otherwise operating any facility that is not the subject of a license of the FCC. None of the facilities operated by Seller subject to the Licenses is (i) authorized pursuant to an authorization which is subject to challenge before the FCC or any court of competent jurisdiction or (ii) subject to any lease, sublease or any agreement to make it available to a third Person. None of the facilities subject to the Licenses are operated by Seller pursuant to special temporary or developmental authority.

          (f) Section 3.4(f) of the Disclosure Schedules sets forth a true and complete list of the following information in relation to each of the Tower Leases and Subleases: (i) the expiration date of such Tower Lease or Sublease, (ii) the name of the lessee or other counterparty to such Tower Lease and Sublease, (iii) the address or location of the leased premises or Tower Site, and (iv) the monthly, quarterly or annual rent, as applicable, payable under such Tower Lease or Sublease. True and complete copies of the Tower Leases and Subleases have been provided to Purchaser. To the knowledge of Seller, all of the Towers located on the Tower Sites are obstruction-marked and lighted to the extent required by, and in accordance with, the rules and regulations of the Federal Aviation Administration (the "FAA") and the FCC Rules. To the knowledge of Seller, appropriate notification to the FAA and registration with the FCC has been made for each Tower located on the Tower Sites and owned, leased or used by Seller where required by the rules and regulations of the FAA or the FCC Rules, as applicable.

          (g) The information set forth on Exhibit B-2 is true and correct in all material respects; provided, Seller makes no representation or warranty with respect to the number of households per Channel listed therein. True and complete copies of the Leases, together with all amendments, waivers and notices thereto (whether written or oral), have been provided to Purchaser. The Leases are in full force and effect, are free from any claims, liabilities or Liens and are unimpaired by any acts or omissions of Seller, its agents, assignees and licensees. Seller has valid leasehold interests in the Leases and will effectively convey to Purchaser valid leasehold interests in all of the Leases. Since entering into the Leases, Seller has complied in all material respects with all of the terms and conditions of the Leases. Seller's operations and activities pursuant to the Leases have been at all times conducted in material compliance with the Communications Act of 1934, as amended, and the FCC Rules.

          (h) Seller has paid all Taxes and other charges assessed against the Assets, including but not limited to, against any EBS transmission facilities. Seller has also paid all other Taxes, assessments and fees due from Seller or any Lessor as a result of the use of capacity on the Channels by Seller and the provision of services by Seller or any of Seller's sublessees over the Channels, including but not limited to any regulatory fees and required contributions of any Lessor to the Universal Service Fund under the Telecommunications Act of 1996 and the FCC Rules, except for Taxes, assessments or fees, if any, with respect to services provided by Lessors to Lessors themselves and to any educational institution or not-for-profit organization or site with which Lessors are working in furtherance of educational goals approved by Lessors.

     Section 3.5 Title to Assets; Condition of Assets. Seller has good and marketable title to all of the Assets, free and clear of any Liens except for Liens for taxes not yet due and payable. The Assets are owned by, or leased to, Seller and are sufficient for the conduct of the business and operation of Seller as presently conducted. The Equipment is in good operating condition, ordinary wear and tear excepted, and is suitable for the purposes for which it is intended.

     Section 3.6 Contracts.

          (a) Exhibit B-3 contains a complete list by category of all of the Assigned Contracts including all amendments, modifications, supplements, notices and waivers to such contracts affecting the obligations of any party thereunder and identifies which if any of such Assigned Contracts require the consent of a party thereto in order to be assigned to Purchaser in the Transactions. Accurate and complete copies of all Assigned Contracts have been delivered or made available to Purchaser. Each of the Assigned Contracts is valid, binding on Seller and, to the knowledge of Seller, each other party thereto and in full force and effect, enforceable by Seller in accordance with its terms. Seller has not assigned, pledged, transferred, or otherwise disposed of or granted any Lien on its rights, titles and interests under any of the Assigned Contracts to any other Person, nor, to the knowledge of Seller, has any other party to the Assigned Contracts so assigned, pledged, transferred, granted any Lien on, or otherwise disposed of any of its rights, title and interests thereunder. Neither Seller nor, to the knowledge of Seller, any other party to any of the Assigned Contracts has failed to comply with or is in material breach or material default thereunder. To the knowledge of Seller, no condition exists or event has occurred and is continuing as of the date hereof and the Closing which, with or without the lapse of time or the giving of notice, or both, would constitute a material default by any party under any Assigned Contract or give rise to any Lien or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration against Seller under any such Assigned Contract. Seller has not received any notice of termination, or intent to terminate, with respect to any Assigned Contract, and to the knowledge of Seller, no party to any Assigned Contract has threatened to terminate any Assigned Contract. Other than the contracts and agreements listed in Exhibit B-3, Seller is not a party to any material contracts relating to the Assets for which Purchaser would be liable for performance thereunder. None of the Assigned Contracts are with any Person that is an officer, director, stockholder, member (or family member of such Person) or Affiliate of Seller.

          (b) No Assigned Contract includes or provides for: (i) a covenant not to compete in any geographical area or in any line of business; (ii) a lease, sublease or similar agreement with any Person under which Seller is a lessor, sublessor or licensor of, or makes available for use to any Person, any Asset; or (iii) the sale of any Asset or any right, title or interest therein or the grant of any preferential rights (including options and rights of first refusal) to purchase any Asset or requiring the Consent of any third party to the transfer thereof.

     Section 3.7 Taxes. All Tax Returns required to be filed by Seller have been timely filed, and Seller is not the beneficiary of any extension of time within which to file any Tax Return. All such Tax Returns are true, complete and correct. All Taxes owed by Seller (whether or not shown on any Tax Return) have been paid, including, without limitation with respect to any EBS transmission facilities. Seller has withheld and paid to the appropriate Taxing Authority all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, member or other third party. Seller has not waived any statute of limitations in respect to Taxes or agreed to any extension of time with respect to an assessment or deficiency of Taxes. No adjustment relating to any Tax Returns filed by Seller has been proposed by any Taxing Authority and remains unresolved. There are no Tax Liens on any of the Assets, other than Liens for Taxes that are not yet due and payable.

     Section 3.8 Financial Statements. Seller has furnished to Purchaser copies of (a) the reviewed financial statements described in Section 3.8(a) of the Disclosure Schedules (the "Reviewed Financial Statements"), (b) the unreviewed financial statements described in Section 3.8(b) of the Disclosure Schedules (the "Interim Financial Statements" and collectively with the Reviewed Financial Statements, the "Financial Statements"), and (c) the customer data and information described in Section 3.8(c) of the Disclosure Schedules (the "Customer Data"). The Customer Data is true and correct in all material respects. The Reviewed Financial Statements have been prepared in conformity with GAAP applied on a consistent basis from year to year (except as noted otherwise therein); and are true and correct in all material respects and present fairly in all material respects the financial condition of Seller and the results of operations and changes in cash flow of Seller for the periods to which each relates. The Interim Financial Statements have been prepared in conformity with GAAP applied on a consistent basis from year to year (except as noted otherwise therein), subject to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be material) and the absence of notes (which, if presented, would not differ materially from those included in the Reviewed Financial Statements), and are true and correct in all material respects and present fairly in all material respects the financial condition of Seller and the results of operations and changes in cash flow of Seller for the periods to which each relates.

     Section 3.9 No Material Changes. Since the date of the Interim Financial Statements, the Assets have been operated in the ordinary course and consistent with past practice, and there have not been any material adverse changes in the results of operations, financial condition, assets, liabilities or business of Seller.

     Section 3.10 Intellectual Property. Section 3.10 of the Disclosure Schedules contains an accurate and complete list of all (i) registrations and applications for any IP Assets, and (ii) each software program owned or used by Seller that is material to Seller's business (other than off-the-shelf, pre-packaged commercially available third-party software used internally by Seller). Seller has good and marketable title to the IP Assets, free and clear of any Liens. To Seller's knowledge, Seller is not infringing upon, violating or otherwise acting adversely to the right or claimed right of any Person in any Intellectual Property Rights. No IP Asset is the subject of any injunction, citation, award, judgment, order or decree. To Seller's knowledge, no person is violating, infringing or misappropriating, or has violated, infringed or misappropriated, at any time, any IP Asset. Seller has not granted any licenses, options or other rights in any IP Assets to any person. Seller is not obligated or under any liability to make payments by way of royalties, fees or otherwise to any owner, licensor of, other claimant to, or party to any option, license or agreement of any kind with respect to, any IP Asset. Seller has taken all reasonable measures to protect the secrecy, confidentiality and value of all trade secrets that are owned, used or held by Seller. None of the IP Assets is owned by or registered in the name of any current or former owner, member, manager, officer, employee, salesman, agent, customer, representative or contractor.

     Section 3.11 Accounts Receivable. The Accounts Receivable of Seller arose from bona fide transactions in the ordinary course of business. The services involved have, in all material respects, been provided to the account obligor, and such Accounts Receivable constitute valid and enforceable claims. The Accounts Receivable are collectible at their full amounts, less (a) any reserve for doubtful accounts shown on the Interim Financial Statements for Accounts Receivable created prior to the date of the Interim Financial Statements and (b) [***].

     Section 3.12 Employees. Section 3.12 of the Disclosure Schedules contains a true and complete list of the persons employed by Seller as of the date of this Agreement (the "Current Employees"), their respective dates of hire by Seller, current positions, current compensation under Seller's existing employment policies, and the amount and nature of any severance obligations that Seller would have to them in the event of their termination of employment by Seller. Seller is not delinquent in the payments to any of the Current Employees for any wages, salaries, commissions, bonuses or other direct or indirect compensation for any services performed by them to the date of this Agreement or for any amounts required to be reimbursed to the Current Employees.

     Section 3.13 Litigation. There is no legal proceeding now in progress or pending or, to the knowledge of the Seller, threatened against Seller or any of the Assets or the Assigned Contracts or the business of Seller, nor to the knowledge of Seller does there exist any basis therefor. Seller is not subject to any order, writ, injunction or decree of any court or any federal, state, municipal or other domestic or foreign Governmental Authority.

     Section 3.14 Employee Plans. No Employee Plan administered, maintained or contributed to by Seller is a money purchase plan or a defined benefit plan or a "multi-employer plan" as defined in Section 3(37) of ERISA, nor has Seller been obligated to make a contribution to any multi-employer plan within the past five years.

     Section 3.15 Brokers. Neither Seller nor any of its Affiliates has employed any broker or finder or incurred any liability for any brokerage or finding fees or commissions in connection with the Transactions.

     Section 3.16 Securities Representations.

          (a) Seller is an Accredited Investor. Seller is acquiring the Clearwire Stock and the Warrant for its own account, for investment purposes only and not with a view to the distribution (as such term is used in Section 2(11) of the Securities Act) thereof. Seller understands that the Clearwire Stock and the Warrant have not been registered under the Securities Act and cannot be sold or otherwise transferred unless subsequently registered under the Securities Act or an exemption from such registration is available.

          (b) Seller is knowledgeable and experienced in the telecommunications industry and is capable of evaluating the risks and merits of the transactions contemplated by this Agreement, including the acquisition of Clearwire Stock and the Warrant, and making an informed decision with respect thereto. Seller and its representatives have had sufficient opportunity to ask questions of and receive answers from Purchaser and Clearwire concerning the business of Clearwire, its operations, assets and liabilities. Seller and its representatives have had an opportunity to review all documents and records concerning Clearwire and its business that Seller has requested. Seller has conducted its own independent assessment, analysis and investigation with respect to Clearwire and its business at the time of entering into this Agreement and has agreed to enter into this Agreement and to accept Clearwire Stock and the Warrant as partial consideration for the sale of the Assets based solely on this assessment, analysis and investigation, and the representations and warranties of Purchaser set forth in this Agreement.

          (c) Seller is aware that Clearwire is a speculative enterprise, that certain of the information disclosed to it contain forward looking statements which involve risks and uncertainties, and that Clearwire's actual results may differ significantly from the results discussed in these forward looking statements. Seller further acknowledges that the value of Clearwire's assets is inherently uncertain and is dependent upon market, technological, and regulatory developments concerning feasible and allowable uses. Seller represents and warrants to Purchaser and Clearwire that it has assessed these factors independently and has agreed to enter into this Agreement without reliance upon or expectation of any disclosures of any kind from Purchaser or Clearwire, except as set forth in this Agreement.

          (d) For purposes of application of state securities law, Seller is a resident of the State of Michigan.

                                    ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser represents and warrants to Seller that the following statements are true and correct:

     Section 4.1 Existence; Authorization. Purchaser is lawfully existing and in good standing under the laws of the State of Nevada, has all requisite power and authority to enter into this Agreement and to perform the obligations to be performed by it under this Agreement. Clearwire is lawfully existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to enter into this Agreement and to perform the obligations to be performed by it under this Agreement. The execution and delivery of this Agreement, and the performance by Purchaser and Clearwire of their respective obligations hereunder, have been duly authorized by all necessary action on the part of Purchaser and Clearwire.

     Section 4.2 Enforceability. This Agreement has been duly executed and delivered by Purchaser and Clearwire is a legal, valid and binding obligation of Purchaser and Clearwire, enforceable against Purchaser and Clearwire in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     Section 4.3 No Conflicts or Consents. Neither the execution, delivery and performance by Purchaser and Clearwire of this Agreement, nor the consummation of the Transactions by Purchaser, will require any Consent, other than the Consent of the FCC.

     Section 4.4 Brokers. Neither Purchaser nor Clearwire has employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions in connection with the Transactions.

     Section 4.5 Disclosure. Clearwire has provided Seller with a copy of Clearwire's Form S-1 filed with the Securities and Exchange Commission, with all exhibits (the "Securities Filing") and Private Placement Memorandum as Supplemented dated as of June 30, 2006 (the "Placement Memorandum"). The Securities Filing and Placement Memorandum did not, as of its date, contain any untrue statement of a material fact or omit to state any material fact necessary to prevent the statements made from being misleading in light of the circumstances under which they were made. The financial statements included in the Securities Filing and Placement Memorandum were prepared in accordance with GAAP (except, in the case of unaudited statements, as to the absence of footnotes and except for normal and non-material year-end adjustments and other non-material adjustments permitted by GAAP) applied on a consistent basis during the periods involved; and are true and correct in all material respects and present fairly in all material respects the financial position of Clearwire as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal recurring year-end audit adjustments, none of which would be material in amount or scope).

     Section 4.6 No Material Changes. Since the date of the financial statements set forth in the Placement Memorandum, there have not been any material adverse changes in the results of operations, financial condition, assets, liabilities, or business of Purchaser.

                                    ARTICLE 5
                         COVENANTS AND OTHER AGREEMENTS

     Section 5.1 Consummation of Transactions. From and after the date of this Agreement, each Party shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable and consistent with applicable Law to perform its obligations under this Agreement and to consummate the Transactions as soon as reasonably practicable.

     Section 5.2 Certain Notices. Each Party shall promptly notify the other Parties in reasonable detail:

          (a) upon the commencement of, or the impending or threatened commencement of, or upon obtaining knowledge of any facts that would give rise to, any claim, action or proceeding brought to enjoin the consummation of the

     Transactions, or against or relating to (i) the notifying Party or its properties or assets, which could materially adversely affect the Transactions or its ability to perform its obligations hereunder, or (ii) the Assets or their use;

          (b) upon the occurrence of, or the impending or threatened occurrence of, or upon obtaining knowledge of any facts that would give rise to, any event which could cause or constitute a material breach of any of its representations, warranties, covenants or agreements contained in this Agreement (and in such case such Party shall use commercially reasonable efforts to prevent or promptly remedy such breach); and

          (c) upon the occurrence or existence of any event, condition, circumstance or state of facts known to the notifying Party, which has had or could have a material adverse effect on the Transactions or its ability to perform its obligations hereunder, or could materially adversely affect the Assets or their use.

     Section 5.3 Confidentiality. Pursuant to this Agreement and the performance thereof, each Party (in such capacity, a "Recipient") may receive certain Confidential Information of the other Parties (in such capacity, a "Disclosing Party"). The Recipient shall not use for itself, except in performance of the Agreement, or disclose to any Person this Agreement or any Confidential Information of the Disclosing Party, except (a) information that was gained independent of the Recipient's relationship with the Disclosing Party and became publicly available through no breach of any obligation of confidentiality by the Recipient; (b) information that is communicated to a third Person with the prior written consent of the Disclosing Party; or (c) information that is required to be disclosed pursuant to the lawful order of a Governmental Authority or disclosure that is required by operation of Law, but in such event, only to the extent such disclosure is required and, to the extent reasonably practicable, prior written notice must be given to allow the Disclosing Party to seek a protective order or other appropriate remedy. In the event of a breach or threatened breach of the terms of this section, the Disclosing Party shall be entitled to seek an injunction prohibiting any such breach. Any such injunctive relief shall be in addition to, and not in lieu of, any appropriate relief in the way of money damages or any other remedies available at law or in equity. Seller acknowledges and agrees that the terms of this Agreement may be required to be separately stated in the consolidated financial statements of Clearwire and/or its Affiliates and that the disclosure by Clearwire or its Affiliates of such financial statements shall not be a breach of this Agreement. Purchaser and Clearwire may disclose this Agreement to their respective Affiliates, strategic partners, actual or potential investors, lenders, acquirers, merger partners; and others whom Purchaser or Clearwire deem in good faith to have a need to know such information for purposes of pursuing a transaction or business relationship with Purchaser or Clearwire.

     Section 5.4 Further Assurances. Each Party shall forthwith upon request execute and deliver such documents and take such actions as may reasonably be requested by any other Party in order to effectuate the purposes of this Agreement.

     Section 5.5 FCC Qualifications and Filings. Seller hereby covenants and agrees that prior to the Closing it shall maintain all necessary qualifications to hold and to obtain renewal in the ordinary course of the Licenses, and further covenants that it shall not knowingly or negligently take any action, or fail to take any action, which action or failure to act creates a material risk that Seller or the applicable Lessor would not be qualified to hold the Licenses or that the FCC would revoke the Licenses. Once the transaction described in this Agreement has been completed, Purchaser will prepare and file the required consummation notice with the FCC within the required 30 day period thereafter and will provide a copy of such filing to Seller.

     Section 5.6 Consents. The Parties shall use commercially reasonable efforts and shall cooperate to prepare and file with Governmental Authorities and other Persons, no later than ten (10) days following the Effective Date, all applications, notices, petitions and other documentation necessary or advisable to obtain the Consents (it being understood that the failure to file within such period shall not constitute a breach of this Agreement). Each Party shall furnish to the other Parties all information concerning such Party and its Affiliates reasonably required for inclusion in any application to be made in connection with the Transactions or to determine compliance with FCC Rules. Any fees associated with the filing of such applications, notices, or petitions shall be paid by Purchaser. After the Effective Date and prior to the Closing, Seller shall use commercially reasonable efforts to obtain a Consent to assignments to Purchaser of all of the Assigned Contracts requiring Consent.

     Section 5.7 Seller Affirmative Covenants. Between the date hereof and the Closing Date, Seller shall (a) carry on its business as currently conducted and only in the ordinary course of business; (b) preserve the Licenses and Leases intact; (c) comply in all material respects with all Laws; (d) maintain in full force and effect the Licenses, Assigned Contracts, Leases and other licenses necessary to preserve Seller's ability to consummate the Transaction; (e) maintain and preserve the Equipment and the IP Assets; (f) maintain its books, accounts and records in the usual and regular manner, in accordance with GAAP; and (g) diligently pursue and defend all applications for assignment of the Licenses and Leases from Seller to Purchaser.

     Section 5.8 Seller Negative Covenants. Seller shall not, and shall not enter into, any agreement, arrangement or understanding to, or otherwise offer or commit to (a) sell, transfer, assign, lease, modify or dispose of any Assets or of the spectrum to be covered by the Licenses or Leases or any interests therein or portion thereof, or negotiate therefore; (b) create, incur or suffer to exist any Lien or other liability on any Assets or the spectrum to be covered by the Licenses or any interest therein; or (c) amend any Lease or Assigned Contract.

     Section 5.9 Access. Between the date of this Agreement and the Closing Date, Seller shall, during normal business hours (a) give Purchaser and its representatives and advisors access to its books, records, offices and other facilities and properties; (b) permit Purchaser and its representatives and advisors to make such inspections thereof as they may reasonably request; and (c) cause its officers and advisors to furnish Purchaser with such financial and operating data and other information with respect to Seller as Purchaser may from time to time reasonably request. Between the date of this Agreement and the Closing Date, Purchaser shall, during normal business hours give Seller and its legal counsel access to Purchaser's data room, containing information Clearwire makes available to its potential investors.

     Section 5.10 Publicity. No Party shall issue any press release or public announcement concerning this Agreement or the transactions contemplated hereby without obtaining the prior written approval of the other Parties hereto, which approval will not be unreasonably withheld or delayed, unless disclosure is otherwise required by applicable Law, provided that, to the extent required by applicable Law, the Party intending to make such release shall use its commercially reasonable efforts consistent with such applicable Law to consult with the other Parties with respect to the text thereof.

     Section 5.11 "Market Stand-off" Agreement. To the extent all other shareholders holding shares in an amount equal to or less than Seller are requested by Clearwire or an underwriter of capital stock or other securities of Clearwire in connection with Clearwire's initial public offering, Seller agrees not to sell or otherwise transfer or dispose of any capital stock or other securities of Clearwire held by Seller during the 180 day period following such initial public offering. If requested by a managing underwriter in connection with Seller's initial public offering, Seller shall execute a separate agreement to the foregoing effect. Clearwire may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such period.

     Section 5.12 Employees. Effective immediately before Closing, Seller shall terminate all of its employees and fully satisfy all obligations owing to them or make adequate provision therefor. In particular, but not by way of limitation, Seller shall be responsible for payment when due of all salaries, wages, accrued vacation and other leave rights, fringe benefits, health benefits and severance pay rights which are accrued or earned and unpaid as of the Closing under the terms of its employment arrangement with each such employee; and with respect to those of Seller's employees who are salaried, its usual and customary policies concerning compensation, vacation and severance. Seller shall give all notices and shall provide all continuation coverages that may be required by the provisions of the Omnibus Budget Reconciliation Act of 1989. Seller shall comply with all applicable provisions of the Worker Adjustment and Retraining Notification Act of 1988, and any similar state Law. Following Closing, Purchaser may offer employment to each or some of the employees terminated by Seller and Seller agrees to cooperate with Purchaser in introducing Purchaser to any or all employees. Purchaser may offer employment to any employees of Seller with no obligation to recognize any past service of employees to Seller. Within fourteen (14) days prior to the Closing Date, Purchaser will provide Seller with a list of those employees to whom Purchaser intends to make offers of employment.

                                    ARTICLE 6
                              CONDITIONS TO CLOSING

     Section 6.1 Conditions to the Obligations of Both Parties. Each Party's obligation to consummate the Transactions is subject to the satisfaction or waiver, on or prior to the Closing Date, of each of the following conditions, as applicable to the Party specified:

          (a) The FCC shall have approved the application for consent to the assignment of the Seller Licenses and Leases to Purchaser (or its designee) without imposition of conditions outside of the ordinary course, such approval shall have become a Final Order, and such Final Order shall be in full force and effect; and all other notices, filings and Consents required to be made or obtained prior to the Closing by any Party or any of its respective Affiliates with any Governmental Authority in connection with the execution and delivery of this Agreement and the consummation of the Transactions shall have been made or obtained.

          (b) No preliminary or permanent injunction or other order, decree or ruling issued by a Governmental Authority, nor any Law promulgated or enacted by any Governmental Authority, shall be in effect that would impose material limitations on the ability of any Party to consummate the Transactions.

     Section 6.2 Conditions to the Obligations of Seller. Seller's obligation to consummate the Transactions is subject to the satisfaction or waiver on or prior to the Closing Date of each of the following conditions:

          (a) The representations and warranties of Purchaser contained herein shall be true and correct in all material respects (except for representations and warranties that are qualified as to materiality, which shall be true and correct) as of the Closing as if made on and as of the Closing Date (except that representations and warranties that are made as of a specific date need be so true and correct only as of such date), and Seller shall have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of Purchaser.

          (b) The covenants and agreements of Purchaser and Clearwire to be performed under this Agreement on or prior to the Closing shall have been duly performed in all material respects, and Seller shall have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of Purchaser and Clearwire.

          (c) Purchaser and Clearwire having delivered to Seller the Consideration for the Assets pursuant to Section 2.4.

          (d) Clearwire shall have countersigned the instruments described in
     Section 6.3(h).

          (e) If the MBDA Loan is not prepaid in connection with the Closing, Robert Liggett shall have been released from any personal guarantees he may have given to the MBDA to secure repayment of the MBDA Loan, and Purchaser and Clearwire shall have executed and delivered such documents and instruments as may be required by MBDA in connection with the assignment and assumption of the MBDA Loan.

     Section 6.3 Conditions to the Obligations of Purchaser. Purchaser's and Clearwire's obligations to consummate the Transactions are subject to the satisfaction or waiver on or prior to the Closing Date of each of the following conditions:

          (a) The representations and warranties of Seller contained herein shall be true and correct in all material respects (except for representations and warranties that are qualified as to materiality, which shall be true and correct) as of the Closing as if made on and as of the Closing Date (except that representations and warranties that are made as of a specific date need be so true and correct only as of such date), and Purchaser shall have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of Seller.

          (b) The covenants and agreements of Seller to be performed under this Agreement on or prior to the Closing shall have been duly performed in all material respects, and Purchaser shall have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of Seller.

          (c) Seller shall have executed and delivered to Purchaser (or its designee) an Instrument of Assignment and Assumption with respect to the Seller Licenses in the form of Exhibit D.

          (d) Seller shall have executed and delivered to Purchaser (or its designee) an Assignment and Assumption with respect to the Leases and Assigned Contracts and Assumed Liabilities, if necessary, in the form of Exhibit E.

          (e) Seller shall have obtained a completed IRS Form W-9 from the lessor of each Lease.

          (f) Seller shall have executed and delivered to Purchaser (or its designee) a Bill of Sale with respect to the tangible Assets in the form of Exhibit F.

          (g) Seller and Robert Liggett shall have executed and delivered to Purchaser a Non-Competition Agreement in the form of Exhibit G.

          (h) Seller shall have executed and delivered to Purchaser (i) a joinder to the Amended and Restated Stockholders Agreement, dated March 16, 2004 (the "Stockholders Agreement"), by and among Clearwire and Clearwire's stockholders; (ii) a completed Stockholder Questionnaire as provided by

     Clearwire prior to the Closing; and (iii) a joinder to the Registration Rights Agreement, dated March 16, 2004, by and among Clearwire and Clearwire's stockholders.

          (i) Seller shall have obtained Consents to assignment of the Assigned Contracts in form reasonably acceptable to Purchaser and without the imposition of new conditions or requirements that are not acceptable to Purchaser.

          (j) Seller shall have delivered to Purchaser a completed IRS Form W-9.

          (k) Purchaser shall have received from the MBDA such written assurances as it may require regarding the outstanding balance of principal, interest and other charges under the MBDA Loan, including a certification that such outstanding balance does not exceed the Maximum Debt Amount.

          (l) Purchaser shall have received such documentation from Seller as it may reasonably require regarding the application of proceeds of the MBDA Loan used to pay for Approved Capital Expenditures.

                                    ARTICLE 7
                             POST CLOSING COVENANTS

     Section 7.1 Use of Name. Effective upon Closing, Seller grants a non-exclusive license to Purchaser to use the trade name "Speednet" and derivations thereof ("Seller's Trade Name"), as follows: For a period of [***] after the Closing Date, Purchaser may continue to operate the Assets using Seller's Trade Name. After the end of such [***] period, such license shall terminate and Purchaser shall discontinue using and will dispose of all items of stationery, business cards and literature bearing Seller's Trade Name, provided that Purchaser will not be required to remove or discontinue using any Seller's Trade Name that is affixed to any Assets to be used in the homes of customers or on properties or in premises from which Purchaser will provide service following Closing, where such removal or discontinuation is impracticable for Purchaser.

                                    ARTICLE 8
                                   TERMINATION

     Section 8.1 Termination. This Agreement may be terminated at any time:

          (a) by mutual written consent of Purchaser and Seller;

          (b) by either Purchaser or Seller if (i) there shall be any Law that makes consummation of the Transactions illegal or otherwise prohibited, or
     (ii) any judgment, injunction, order or decree of any court or other Governmental Entity having competent jurisdiction enjoining Purchaser and Seller from consummating the Transaction is entered and such judgment, injunction or order shall have become final and non-appealable;

          (c) by Purchaser and Clearwire upon the occurrence of a material breach of any representation, warranty or covenant in this Agreement by Seller if such breach is not cured within [***] following written notice by Purchaser and Clearwire which notice shall describe the breach; or

          (d) by Seller upon the occurrence of a material breach of any representation, warranty or covenant in this Agreement by Purchaser or Clearwire if such breach is not cured within [***] following written notice by Seller which notice shall describe the breach; or

          (e) by Purchaser or Seller if the Closing has not occurred on or before a date that is [***] after the Effective Date, provided that the failure to close on or before such date is not the fault of the terminating Party.

     Section 8.2 Effect of Termination. In the event of a termination of this Agreement, neither Party shall have any liability or further obligation to the other, except that

          (a) nothing herein will relieve a Party from liability for any breach by such Party of this Agreement; and

          (b) the provisions of this Article 8, Article 9 and Article 10 shall survive the termination of this Agreement. Whether or not Closing occurs, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such expenses.

     Section 8.3 Joint Venture. Purchaser and Seller acknowledge and agree that they jointly bid on and have been awarded certain EBS and BRS Spectrum leases covering Southeastern Lower Michigan and have agreed to jointly develop such market. The Parties have negotiated and substantially completed the terms of the joint venture as set forth in the SC Broadband LLC Operating Agreement (the "JV Agreement"), the most recent draft of which was Seller's draft document number 207358 v9, on which Purchaser has not yet provided comments or proposed revisions. In the event the Transaction does not close for any reason the parties will proceed with the joint venture substantially on the terms and conditions set forth in the JV Agreement and use their best efforts to negotiate resolution to the remaining open issues under the JV Agreement and to complete the JV Agreement as soon as practicable.

                                    ARTICLE 9
                              SURVIVAL AND REMEDIES

     Section 9.1 Survival. The representations and warranties contained in this Agreement shall survive the Closing until [***] after the Closing Date and shall expire at such time, except for claims for indemnity with respect to which notice has been given to the Party to be charged prior to such expiration date. The covenants and other agreements contained in this Agreement shall survive the Closing until the date or dates specified therein or the expiration of the applicable statute of limitations (including any waivers or extensions thereof) with respect to such matters, whichever is later.

     Section 9.2 Seller Indemnification. Seller shall indemnify Purchaser, its representatives members, managers, officers, employees, agents, successors and assigns (the "Purchaser Indemnified Parties") and hold the Purchaser Indemnified Parties harmless from and against any and all Damages based upon, attributable to or resulting from:

          (a) the failure of any representation or warranty of Seller set forth in this Agreement, or any representation or warranty contained in any certificate delivered by pursuant to this Agreement, to be true and correct as of the dates made;

          (b) the breach of any covenant or other agreement on the part of Seller under this Agreement;

          (c) the Excluded Liabilities;

          (d) use of Seller's Trade Name in Michigan following the Closing; and

          (e) the ownership and operation of the Assets prior to the Closing.

     Section 9.3 Purchaser Indemnification. Purchaser shall indemnify Seller, its managers, members, officers, employees, agents, successors and assigns (the "Seller Indemnified Parties") and hold the Seller Indemnified Parties harmless from and against any and all Damages based upon, attributable to or resulting from:

          (a) the failure of any representation or warranty of Purchaser set forth in this Agreement, or any representation or warranty contained in any certificate delivered by pursuant to this Agreement, to be true and correct as of the dates made;

          (b) the breach of any covenant or other agreement on the part of Purchaser under this Agreement;

          (c) the Assumed Liabilities; and

          (d) the ownership and operation of the Assets following the Closing.

     Section 9.4 Indemnification Procedures.

          (a) In the event that any claim shall be asserted by any Person in respect of which payment may be sought under Section 9.2 or Section 9.3 hereof (each, a "Claim"), the indemnified party shall reasonably and promptly cause written notice of the assertion of any Claim of which it has knowledge which is covered by this indemnity to be forwarded to the indemnifying party. The indemnifying party shall have the right, at its sole option and expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the indemnified party, and to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder. If the indemnifying party elects to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder, it shall within ten (10) days (or sooner, if the nature of the Claim so requires) notify the indemnified party of its intent to do so. If the indemnifying party elects not to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder, fails to notify the indemnified party of its election as herein provided or contests its obligation to indemnify the indemnified party for such Damages under this Agreement, the indemnified party may defend against, negotiate, settle or otherwise deal with such Claim. If the indemnified party defends any Claim, then the indemnifying party shall reimburse the indemnified party for the expenses of defending such Claim upon submission of periodic bills. If the indemnifying party shall assume the defense of any Claim, the indemnified party may participate, at its own expense, in the defense of such Claim; provided, however, that such indemnified party shall be entitled to participate in any such defense with separate counsel at the expense of the indemnifying party if (i) so requested by the indemnifying party to participate or (ii) in the reasonable opinion of counsel to the indemnified party, a conflict or potential conflict exists between the indemnified party and the indemnifying party that would make such separate representation advisable; and provided, further, that the indemnifying party shall not be required to pay for more than one such counsel for all indemnified parties in connection with any Claim. The Parties hereto agree to cooperate fully with each other in connection with the defense, negotiation, or settlement of any such Claim.

          (b) After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated (with the consent of all Parties, which consent will not be unreasonably withheld), or the indemnified party and the indemnifying party shall have arrived at a mutually binding agreement with respect to a Claim hereunder, the indemnified party shall forward to the indemnifying party notice of any sums due and owing by the indemnifying party pursuant to this Agreement with respect to such matter.

          (c) The failure of the indemnified party to give reasonably prompt notice of any Claim shall not release, waive or otherwise affect the indemnifying party's obligations with respect thereto except to the extent that the indemnifying party can demonstrate actual loss and prejudice as a result of such failure.

     Section 9.5 Limitations

          (a) No indemnity claim shall be payable by an indemnifying party pursuant to this Article 9 unless and until the aggregate indemnity claims asserted against the indemnifying party under this Article 9 equals the Liability Threshold. Once the Liability Threshold is reached, the indemnified party shall be entitled to the benefit of the indemnity to the extent of all Damages both above and below the Liability Threshold. The Liability Threshold shall be equal to [***]; provided, however, there shall be disregarded for all purposes and neither party shall have any liability under this Article 9 for any claim which is less than $10,000.

          (b) Purchaser shall not be liable to indemnify the Seller Indemnitees to the extent that the aggregate indemnification liability with respect thereto exceeds [***]. Seller shall not be liable to indemnify the Purchaser Indemnitees to the extent that the aggregate indemnification liability with respect thereto exceeds [***].

          (c) Any determination of damages incurred by an indemnified party shall be subject to the following:

               (i) Such damages shall be net of any insurance proceeds recoverable by the indemnified party (and/or its affiliates and assigns) with respect to such claim; and

               (ii) An indemnified party shall not be entitled to make any claims for indemnification with respect to breaches of any representations and warranties which as to which such party had actual knowledge prior to Closing.

          (d) The limitations contained in this Section 9.5 shall not apply to any claims for indemnity alleging (i) fraud or willful misconduct, (ii) liability for payment of Taxes, (iii) liability of Seller for payment or performance of Retained Liabilities, (iv) liability of Purchaser for payment or performance of Assumed Liabilities, (v) liability for breach of any of the covenants contained in Article 5 hereof, and (vi) liability of Seller for breach of the representations and warranties contained in
     Section 3.4 and 3.5.

     Section 9.6 Remedies. IN NO EVENT SHALL ANY PARTY BE LIABLE FOR INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF A BREACH OF THIS AGREEMENT, EVEN IF ADVISED AT THE TIME OF BREACH OF THE POSSIBILITY OF SUCH DAMAGES.

                                   ARTICLE 10
                                  MISCELLANEOUS

     Section 10.1 Entire Agreement. This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and thereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the Parties with respect to the subject matter hereof and thereof.

     Section 10.2 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (in the case of an amendment) by Seller and Purchaser or (in the case of a waiver) by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     Section 10.3 Remedies Cumulative. Except as otherwise provided herein, all rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by a Party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such Party.

     Section 10.4 Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement may not be assigned by any Party without the prior written consent of the other Parties; provided, however, that (a) Purchaser may, at any time prior to Closing, assign this Agreement or Purchaser's right to receive assignment of the Assets, or any of them, to an Affiliate of Purchaser, without the consent of Seller, and (b) Seller may at any time after the Closing assign all or any portion of the Clearwire Shares to any Person who is an Accredited Investor if (i) such assignment is a permitted transfer under the Stockholders Agreement, and (ii) the Person executes and delivers to Clearwire an investor letter in the form attached hereto as Exhibit H, together with the documents, instruments and opinions referred to therein; and (b) Seller may assign the Warrant on the terms set forth therein.

     Section 10.5 Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given or made (a) upon delivery if delivered personally (by courier service or otherwise), as evidenced by written receipt or other written proof of delivery (which may be a printout of the tracking information of a courier service that made such delivery), or
(b) upon confirmation of dispatch if sent by facsimile transmission (which confirmation shall be sufficient if shown by evidence produced by the facsimile machine used for such transmission), in each case to the applicable addresses set forth below (or such other address which any Party may from time to time specify):

          If to Seller:

          [***]
          Attention: [***]
          Facsimile: [***]

          If to Purchaser or Clearwire:

          Clearwire Spectrum Holdings II LLC
          5808 Lake Washington Blvd. N.E.
          Suite 300
          Kirkland, WA 98033
          Attention: [***]
          Facsimile: [***]

          With copies to:

          Clearwire Spectrum Holdings II LLC
          5808 Lake Washington Blvd. N.E.
          Suite 300
          Kirkland, WA 98033
          Attention: Legal Department
          Facsimile: [***]

          Davis Wright Tremaine, LLP
          2600 Century Square
          1501 Fourth Avenue
          Seattle, WA 98101
          Attn: [***]
          Facsimile: [***]

     Section 10.6 Governing Law; Waiver of Jury Trial.

          (a) This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without reference to the choice of law principles thereof.

          (b) THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS.

     Section 10.7 Expenses. Except as otherwise expressly provided in this Agreement, whether or not the Transactions are consummated, the Parties shall bear their respective expenses (including, but not limited to, all compensation and expenses of counsel, financial advisors, consultants, actuaries and independent accountants) incurred in connection with this Agreement and the Transactions.

     Section 10.8 Invalidity. In the event that any of the provisions contained in this Agreement or in any other instrument referred to herein, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or such other instrument and such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability, unless the consummation of the Transactions is impaired thereby.

     Section 10.9 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 10.10 Headings. The headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

                                        SPEEDNET LLC


                                        By:    /s/ John Ogren
                                            ------------------------------------
                                        Name:  John Ogren
                                              ----------------------------------
                                        Title: President & CEO
                                               ---------------------------------


                                        CLEARWIRE SPECTRUM HOLDINGS II LLC


                                        By:    /s/ R. Gerard Salemme
                                            ------------------------------------
                                        Name:  R. GERARD SALEMME
                                              ----------------------------------
                                        Title: Executive Vice President
                                               ---------------------------------


                                        CLEARWIRE CORPORATION


                                        By:    /s/ R. Gerard Salemme
                                            ------------------------------------
                                        Name:  R. GERARD SALEMME
                                              ----------------------------------
                                        Title: Executive Vice President
                                               ---------------------------------

                                    EXHIBIT A

                           CAPITAL EXPENDITURES BUDGET

                                      [***]

                                   EXHIBIT B-1

                                 SELLER LICENSES

[***]

[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]

[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]

[***]

                                   EXHIBIT B-2

                                     LEASES

LEASED CHANNELS:

[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]   [***]

[***]

                                   EXHIBIT B-3

                               ASSIGNED CONTRACTS

See contracts and agreements which are listed in Schedules 3.6(a), 3.4(b) and 3.4(f), which are incorporated herein by reference

                                   EXHIBIT B-4

                                    EQUIPMENT

[***]

                                   EXHIBIT B-5

                        EXCLUDED CONTRACTS AND AGREEMENTS

[***]

                                   EXHIBIT B-6

                           ADDITIONAL EXCLUDED ASSETS

                                      None

                                    EXHIBIT C

THIS WARRANT AND THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT (TOGETHER THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WTTH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                                                                  No.___________

                                                      Issued:_____________, 2006

                               WARRANT TO PURCHASE
                        SHARES OF CLASS A COMMON STOCK OF
                              CLEARWIRE CORPORATION
                         (VOID AFTER______________,2011)

     This certifies that Speednet LLC or its permitted assigns (the "Holder"), for value received, is entitled to purchase from Clearwire Corporation, a Delaware corporation (the "Company"), having a place of business at 5808 Lake Washington Blvd. NE, Kirkland, WA 98033, One Million One Hundred Thirty Thousand (1,130,000) fully paid and nonassessable shares of the Company's Class A Common Stock (the "Common Stock").

     The exercise price per share of this Warrant is Seven and 50/100 Dollars ($7.50) (subject to adjustment pursuant to the terms hereof, the "Stock Purchase Price") payable as hereinafter provided.

     This Warrant may be exercised in whole or in part (but if in part, it may not be exercised more than three (3) separate times by each Holder and each time for no less than 60,000 shares) at any time prior to (i) the expiration of the Exercise Period; or (ii) a Liquidity Event, as defined herein occurring prior to the Commencement Date, (the "Expiration Date"), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Subscription Form attached hereto as Exhibit A duly filled in and signed (the "Subscription Form"), and if applicable, upon payment in cash of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. The "Exercise Period" means the period beginning on _________________________, 2007 (the "Commencement Date"), and
ending on the fourth anniversary of the Commencement Date;

provided, that the Exercise Period shall also include the fifteen-day period immediately prior to a Liquidity Event if the Liquidity Event occurs prior to the Commencement Date.

1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

     1.1 GENERAL. This Warrant is exercisable at the option of the Holder, at any time or from time to time up to three (3) times during the Exercise Period for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder. Holder shall pay the aggregate Stock Purchase Price for each exercise in cash. Each exercise with respect to less than the number of shares to which the Holder is entitled under this Warrant shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of shares not yet exercised.

     1.2 NET EXERCISE. In lieu of exercising this Warrant by payment of the Stock Purchase Price in cash, the Holder may elect to receive shares of Common Stock equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) together with a properly endorsed Subscription Form (a "Net Exercise"). Upon such Net Exercise, the Company shall issue to such Holder a number of shares of Common Stock computed using the following formula:

                                       Y(A-B)
                                   X = ------
                                          A

     Where

         X = The number of shares of Common Stock to be issued to the Holder.

         Y = The number of shares of Common Stock purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation).

         A = The fair market value of one (1) share of Common Stock
             (at the date of such calculation).

         B = The Exercise Price (as adjusted to the date of such calculation).

     For purposes of this Section 1.2, the fair market value of a share of Common Stock shall mean the average of the closing price of the Common Stock quoted in the over-the-counter market in which the Common Stock is traded or the closing price quoted on any exchange or electronic securities market on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for the twenty (20) trading days prior to the date of determination of fair market value (or such shorter period of time during which such shares of Common Stock were traded over the counter or on such exchange). If the Common Stock is not traded on the over-the-counter market on an exchange or an electronic securities market or being sold to the public in such initial public offering, this Warrant may not be exercised on a Net Exercise basis.

     1.3 ISSUANCE OF CERTIFICATES. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder, as directed by Holder as the record owner of such shares as of the close of business on the date on which the Holder surrenders this Warrant, properly endorsed, and the completed, executed Subscription Form, at the offices of the Company, upon payment made for such shares as set forth in this Warrant. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time (not to exceed five (5) business days) after the rights represented by this Warrant have been so exercised. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder or, subject to the provisions of Section 7, such Holder's designee.

     1.4 STOCKHOLDERS AGREEMENT. Contemporaneously with the issuance of this Warrant, the Holder agrees to become a party to the stockholders agreement in effect as of the date of issuance of this Warrant by execution of a joinder in the form requested by the Company. The Company has provided the Holder with a copy of the stockholders agreement currently in effect, agrees to provide the Holder with any amendments thereto or any new stockholders agreement upon the request of the Holder, and agrees to provide the Holder with the stockholder's agreement then in effect immediately prior to the Exercise Period.

     1.5 MARKET STAND-OFF. If requested by the Company, or an underwriter of capital stock or other securities of the Company in connection with the Company's initial public offering, the Holder agrees not to sell or otherwise transfer or dispose of any capital stock or other securities of the Company held by the Holder during the 180 day period following such initial public offering. If requested by a managing underwriter in connection with the Company's initial public offering, the Holder shall execute a separate agreement to the foregoing effect. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such period. Nothing in this Section 1.5 will preclude the exercise of this Warrant in accordance with its terms.

2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved or, shall upon request of the Holder authorize and reserve, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed, including, but not limited to, amending its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action that would result in any adjustment of the Stock Purchase Price (as set forth in Section 3 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants and options, together with all shares of Common Stock then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

     3.1 SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time split or subdivide its outstanding shares of Common Stock into a greater number of shares, by stock split, stock dividend, recapitalization or otherwise, the Stock Purchase Price in effect immediately prior to such split or subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

     3.2 DIVIDENDS IN COMMON STOCK, OTHER STOCK, PROPERTY, RECLASSIFICATION. If at anytime or from time to time the Holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor:

          3.2.1 Common Stock or any shares of stock or other securities that are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

          3.2.2 Any cash paid or payable otherwise than as a cash dividend out of current earnings; or

          3.2.3 Common Stock or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than (i) shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 3.1 above or (ii) an event for which adjustment is otherwise made pursuant to Section 3.3 below);

then in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses 3.2.2 and 3.2.3 above) which such Holder would hold on the date of such exercise had he or it been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

     3.3 REORGANIZATION, REDASSIFICATION OR RECAPITALIZATION. If any recapitalization, reclassification or capital reorganization of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (a "Restructuring"), then, as a condition of such Restructuring, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of or in addition to the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby and appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The foregoing provisions of this Section shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

     3.4 NOTICE OF ADJUSTMENT. Upon any adjustment of the Stock Purchase Price, any increase or decrease in the number of shares purchasable upon the exercise of this Warrant or any change in the securities or other property deliverable upon exercise of this Warrant, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. The notice shall be signed by the Company's President and shall state the Stock Purchase Price resulting from such adjustment, the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant or the amount of securities or other property deliverable upon such exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     3.5 OTHER NOTICES. If at any time:

          3.5.1 the Company shall declare any cash dividend upon its Common
Stock;

          3.5.2 the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

          3.5.3 there shall be any Restructuring;

          3.5.4 there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

          3.5.5 there shall be an initial public offering of Company securities;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, overnight courier or facsimile, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) at least fifteen (15) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such Restructuring, dissolution, liquidation or winding-up, and (b) in the case of any such Restructuring, dissolution, liquidation, winding-up or public offering, at least fifteen (15) days' prior written notice of the date when the same shall take place; provided, however, that if any response on the part of the Holder is otherwise required, the Holder shall make its best efforts to respond to such notice as early as possible after the receipt thereof. Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Restructuring, dissolution, liquidation, winding-up or public offering, as the case may be.

     3.6 CERTAIN EVENTS. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this
Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as it would have owned had the Warrant been exercised prior to the event and had it continued to hold such shares until after the event requiring adjustment.

     3.7 NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, amalgamation, scheme or plan of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any Class A Common Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Class A Common Shares upon the exercise of this Warrant, and (iii) shall, so long as this Warrant is outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Class A Common Shares, solely for the purpose of effecting the exercise of this Warrant, the number of Class A Common Shares as shall from time to time be necessary to effect the exercise of this Warrant then outstanding (without regard to any limitations on exercise).

4. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner that interferes with the timely exercise of this Warrant.

6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant other interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provision hereof in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

7. TRANSFER RESTRICTIONS. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole but not in part, without charge to the Holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed and in compliance with such provisions, to a Qualified Transferee, provided that prior to the transfer, the Company receives an opinion of counsel to such transferees in form and substance reasonably satisfactory to the Company stating that the transfer is exempt from the registration and prospectus delivery requirements of the 1933 Act. "Qualified Transferee" means a proposed transferee that meets all of the following requirements: (a) the proposed transferee is an "accredited investor" as such term is defined under Regulation D of the Act; (b) the proposed transferee is not a competitor of the Company, as reasonably determined by the Company; and (c) the Company has not reasonably and in good faith concluded that providing. such proposed transferee any information to which a stockholder of the Company is entitled is likely to threaten the proprietary nature of such information or the Company's business objectives or competitive positioning. Notwithstanding the foregoing, Speednet LLC, the initial Holder of this Warrant, may transfer this Warrant in part to not more than six (6) transferees, as described in Exhibit C attached hereto, provided that i) such transferees are Qualified Transferees, or ii) if such transferees are Qualified Transferees in all respects except being accredited investors, then such tranferees provide to the Company an opinion of counsel to such transferees in form and substance reasonably satisfactory to the Company stating that the transfer is exempt from the registration and prospectus delivery requirements of the 1933 Act. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary. This Warrant may not be transferred or assigned without compliance with all applicable federal and state securities laws by the transferor and the transferee. The Holder further agrees not to make any disposition of all or any portion of this Warrant unless and until the transferee has agreed in writing for the benefit of the Company to be bound by Section 1.5 and this Section 7 to the extent such section is then applicable.

8. LIQUIDITY EVENT. A Liquidity Event, for purposes of this Agreement, shall be defined as any one or more of the following: (a) the expiration of any lockup period imposed by the underwriters on the Common Stock to be issued under this Warrant in connection with the first underwritten registered public offering of the Company, or if there is no such lockup period, then the closing of such offering; or (b) a transaction in which all of the shares of the Company's Common Stock is exchanged for unrestricted securities that are listed on a recognized securities exchange or NASDAQ National Market; or (c) a Change of Control of the Company not otherwise included in (a) or (b). The Company shall, if practicable, give the Holder at least fifteen (15) days' prior written notice of a Liquidity Event in accordance with the provisions of Section 3.4. A "Change of Control" means (i) a sale of all or substantially the assets of the Company or (ii) the transfer by the Company's stockholders by means of a merger, consolidation, reorganization, recapitalization or otherwise, of more than 50% of the voting power of the Company.

9. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant, referred to in
Section 7, shall survive the exercise of this Warrant.

10. MODIFICATION AND WAIVER. The terms of this Warrant may be amended, or the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder of this Warrant.

11. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by first-class mail, postage prepaid, to the Holder at its address as shown on the Warrant Register or to the Company at the address indicated therefor in the first paragraph of this Warrant, or such other address as either may from time to time provide to the other.

12. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

13. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

14. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Fair Market Value of the Common Stock.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its duly authorized officer as of the date first written above.

                                        CLEARWIRE CORPORATION
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                                                       Date:_____________, 20___

Clearwire Corporation

_____________________________________

_____________________________________

Ladies and Gentlemen:

The undersigned hereby elects to exercise (in whole or in part, as described below) the warrant issued to it by Clearwire Corporation (the "Company") and dated _____________________, 2006, Warrant No. ______(the "Warrant") as follows
(check one):

[ ] to purchase thereunder ________________ shares of the Class A Common Stock of the Company (the "Shares") at a purchase price of $7.50 per Share, or an aggregate purchase price of ________________________________
      ($_______________) (the "Purchase Price"), which shall be paid as described in Section 1.1 or Section 1.2 of the Warrant.

[ ] Net Exercise the attached Warrant with respect to ____________________ shares.

The undersigned also makes the representations set forth on the attached Exhibit B of the Warrant.

                                        Very truly yours,


                                        ----------------------------------------
                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT B

                           INVESTMENT REPRESENTATIONS

THIS AGREEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO CLEARWIRE CORPORATION ALONG WITH THE SUBSCRIPTION FORM BEFORE THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT DATED _____________________, 2006, WILL BE ISSUED.

                                               _________________________________

Clearwire Corporation

_____________________________________

_____________________________________

Ladies and Gentlemen:

     The undersigned, ________________________________ ("Purchaser"), intends to acquire up to _________________shares of the Class A Common Stock (the "Common Stock") of Clearwire Corporation (the "Company") from the Company pursuant to the exercise or conversion of certain Warrants to purchase Common Stock held by Purchaser. The Common Stock will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. Purchaser has been advised that the Common Stock has not been registered under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter. Accordingly, Purchaser represents, warrants and agrees as follows:

     1. Purchaser is acquiring the Common Stock for its own account and beneficial interest to hold for investment and not for sale or with a view to distribution of the Common Stock or any part thereof. Purchaser has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

     2. Purchaser acknowledges that it has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to acquire the Common Stock. Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser. Purchaser further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

     3. Purchaser is an "accredited investor" as such term is defined in Rule 501 under the 1933 Act, or Purchaser has provided to the Company an opinion of counsel to Purchaser in form and substance reasonably satisfactory to the Company stating that the purchase and sale of the Common Stock hereunder is exempt from the registration and prospectus delivery requirements of the 1933 Act.

     4. Purchaser acknowledges that investment in the Common Stock involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Common Stock for an indefinite period of time and to suffer a complete loss of its investment.

     5. Purchaser has been informed that under the 1933 Act, the Common Stock must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by Purchaser of the Common Stock. Purchaser further agrees that the Company may refuse to permit Purchaser to sell, transfer or dispose of the Common Stock (except as permitted under Rule 144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required. Purchaser shall not make any sale, transfer or other disposition of the Common Stock in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission or in violation of any applicable state securities law.

     6. Purchaser also understands and agrees that there will be placed on the certificate(s) for the Common Stock, or any substitutions therefor, a legend stating in substance:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws. These shares have been acquired for investment and may not be sold or otherwise transferred in the absence of an effective registration statement for these shares under the 1933 Act and applicable state securities laws, or, if requested by the Company, an opinion of counsel satisfactory to the Company that registration is not required and that an applicable exemption is available."

     Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Common Stock with Purchaser's counsel.

                                        Very truly yours,


                                        ----------------------------------------
                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT C

                           TRANSFERS BY INITIAL HOLDER

[***]

                                    EXHIBIT D
                            INSTRUMENT OF ASSIGNMENT

     INSTRUMENT OF ASSIGNMENT (the "Instrument of Assignment"), dated as of ____________________, 2006, by and between Speednet LLC, a Michigan limited liability company ("Assignor"), and Clearwire Spectrum Holdings II LLC, a Nevada limited liability company ("Assignee"). Capitalized terms used herein without definition shall have the respective meanings assigned to them in the Purchase Agreement (as defined below).

     WHEREAS, Assignor and Assignee have entered into an Asset Purchase Agreement (the "Purchase Agreement"), dated as of August 8,2006, pursuant to which, Assignor agreed to convey to Assignee, and Assignee agreed to acquire, the Licenses;

     WHEREAS, Assignor and Assignee have filed an application with the FCC requesting the assignment of the Licenses to Assignee; and

     WHEREAS, the FCC has granted an application for the assignment of the Licenses and such grant has become a Final Order;

     NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants, conditions, and agreements hereinafter set forth, the Parties agree as follows:

          1. Assignment. Pursuant to Article 2 of the Purchase Agreement, for valuable consideration, receipt of which is hereby acknowledged, Assignor, intending to be legally bound, does hereby sell, assign, transfer, convey, and deliver to Assignee, its successors and assigns forever, all right and interest of Assignor in and to the Licenses, free and clear of all Liens, except as provided in the Purchase Agreement

          2. Terms of Purchase Agreement Control. Nothing contained in this Instrument of Assignment shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge, or in any way affect the provisions of the Purchase Agreement, including the warranties, covenants, agreements, conditions and representations contained in the Purchase Agreement and, in general, any of the rights and remedies, and any of the obligations and indemnifications, of Assignor or Assignee set forth in the Purchase Agreement.

          3. Power of Attorney. Assignor hereby grants its power-of-attomey to Assignee as Assignor's attorney-in-fact to take any appropriate action in connection with the Licenses, in the name of Assignor or in its own or any other name, it being understood that this authorization and power-of-attorney are coupled with an interest and are irrevocable.

          4. Further Assurances. Assignor covenants and agrees, in connection with the Purchase Agreement and this Instrument of Assignment, promptly to execute and deliver any additional documents and instruments and perform any additional acts that may be reasonably necessary or desirable to effectuate and perform more fully the provisions of this Instrument of Assignment and the assignments provided for in Section 1 hereof.

                                    Exhibit D

          5. Miscellaneous. This Instrument of Assignment (a) is executed pursuant to the Purchase Agreement and may be executed in counterparts, each of which as so executed shall be deemed to be an original, but all of which together shall constitute one instrument, (b) shall be governed by and in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof and (c) shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

     IN WITNESS WHEREOF, Assignor and Assignee have each caused this Instrument of Assignment to be duly executed and delivered as of the date first above written.

                                        SPEEDNET LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CLEARWIRE SPECTRUM HOLDINGS II LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT E
                            ASSIGNMENT AND ASSUMPTION

     THIS ASSIGNMENT AND ASSUMPTION (this "Assignment and Assumption") is entered into effective as of the ________ day of ___________________, 2006, by and between Speednet LLC, a Michigan limited liability company ("Assignor"), and Clearwire Spectrum Holdings II LLC, a Nevada limited liability company ("Assignee"), pursuant to that certain Asset Purchase Agreement (the "Purchase Agreement") dated as of August 8,2006 by and among Assignor, Assignee and Clearwire Corporation, pursuant to which Assignor agreed to assign certain of its liabilities and obligations to Clearwire Spectrum Holdings II LLC or its assigns. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

     Assignor and Assignee hereby agree as follows:

     1. Assignment. Subject to the terms and conditions of the Purchase Agreement, Assignor does hereby assign, grant, transfer, convey, and set over unto Assignee all of Assignor's rights, title and interest in and to the intangible Assets, free and clear of all Liens (except as provided in the Purchase Agreement), together with such other rights, causes of action and remedies as may arise by operation of law, in law or equity, in connection with any of the Leases and Assigned Contracts.

     2. Assumption. Subject to the terms of the Purchase Agreement, Assignee hereby undertakes, assumes and agrees to perform, pay or discharge when and as due all of the Assumed Liabilities, in accordance with the terms of the Purchase Agreement.

     3. No Amendment. This Assignment and Assumption shall not alter, modify or amend the terms of the any of the Leases or Assigned Contracts in any respect, nor shall it subject Assignee to any greater liabilities, obligations or duties in connection therewith than would have been enforceable against Assignor.

     4. Binding Effect. This Assignment and Assumption shall be binding upon and shall inure to the benefit of the parties thereto and their respective successors and assigns.

     5. Governing Law. This Assignment and Assumption shall be governed by and interpreted in accordance with the laws of the State of Delaware.

     6. Conflicts. To the extent there is a conflict between the terms and provisions of this Assignment and Assumption and the Purchase Agreement, the terms and provisions of the Purchase Agreement will govern.

     7. Headings. The headings herein are included for ease of reference only and shall not control or affect the meaning or construction of the provisions of this Assignment and Assumption.

     8. Amendments. This Assignment and Assumption cannot be amended, supplemented or modified except by an agreement in writing which makes specific reference to this

                                    Exhibit E

          Assignment and Assumption, and which is signed by the party against which enforcement of any such amendment, supplement or modification is sought.

     9. Further Assurances. Assignor agrees that upon request of Assignee, at any time and from time to time, Assignor will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances and assurances as may be reasonably required to evidence further the assignment, transfer, conveyance and delivery of the intangible Assets of Assignor to Assignee, or to aid or assist Assignee in reducing to its possession, title to and possession of the intangible Assets.

     The parties hereto have executed this Assignment and Assumption as of the date first written above.

ASSIGNOR:                               SPEEDNET LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


ASSIGNEE:                               CLEARWIRE SPECTRUM HOLDINGS II LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    Exhibit E

                                    EXHIBIT F
                                  BILL OF SALE

     THIS BILL OF SALE (this "Bill of Sale") is entered into effective as of the ____________ day of ___________________, 2006, by Speednet LLC, a Michigan
limited liability company ("Seller") in favor of Clearwire Spectrum Holdings II LLC, a Nevada limited liability company ("Assignee"), pursuant to that certain Asset Purchase Agreement (the "Purchase Agreement") dated as of August 8, 2006, by and among Seller, Clearwire Spectrum Holdings II LLC and Clearwire Corporation, pursuant to which Seller agreed to transfer certain of its assets to Clearwire Spectrum Holdings II LLC or its assigns. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Seller does hereby transfer, convey, set over and deliver to Assignee, all Seller's right, title and interest in and to the tangible Assets, free and clear of all Liens except as provided in the Purchase Agreement.

     TO HAVE AND TO HOLD said Assets unto Assignee, Assignee's representatives, successors, and assigns, to and for its and their uses and benefit forever.

     Seller further agrees that it will at any time and from time to time, at the request of Assignee, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered to Assignee any all other and further acts, deeds, assignments, transfers, conveyances, assurances and instruments necessary to vest in Assignee full right, title and interest in or to any of the property, assets or rights which this instrument purports to transfer to Assignee.

     To the extent there is a conflict between the terms and provisions of this Bill of Sale and the Purchase Agreement, the terms and provisions of the Purchase Agreement will govern.

     This Bill of Sale and the rights of the parties under it will be governed by and construed in all respects in accordance with the laws of the State of Delaware, without regard to the conflicts of laws principles of such state.

     IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed effective as of the date first written above.

                                        SPEEDNET LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    Exhibit F

                                    EXHIBIT G

                            NONCOMPETITION AGREEMENT

     THIS NONCOMPETITION AGREEMENT (this "Agreement") is dated as of ____________________, 2006, and is entered into by and between Clearwire Spectrum Holdings II LLC ("Holdings"), Clearwire Corporation ("Clearwire" and collectively with Holdings, "Purchaser"), Speednet LLC ("Seller") and Robert Liggett ("Selling Member").

                                    RECITALS:

     Pursuant to an agreement dated August 8, 2006 (the "Purchase Agreement"), Seller has agreed to sell to Holdings and Holdings has agreed to purchase from Seller a substantial portion of the assets used in Seller's business. As a condition to the closing of the sale, Seller and Selling Member are obligated to enter into this Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

                                   AGREEMENT:

     In consideration of the mutual covenants set forth in the Purchase Agreement and the covenants of the parties set forth herein, it is agreed as follows:

     1. Covenant. Each of Seller and Selling Member agree that for a period of two (2) years commencing on the Closing Date, but not beyond the longest time permitted by applicable law, neither Seller nor Selling Member shall, directly or indirectly: (a) anywhere in the world, engage or participate in, as an employee, owner, partner, shareholder, officer, director, member, advisor, consultant, agent or (without limitation by the specific enumeration of the foregoing) otherwise, or permit his or its name to be used by or render services of any type for, any Competing Business (as herein defined) or any person or entity who, to Selling Member's knowledge, is developing a Competing Business; provided, however, that nothing in this Agreement shall prevent Seller or Selling Member from acquiring or owning, as a passive investment, securities issued by Clearwire, or up to five percent (5%) of the outstanding voting securities of an entity engaged in a Competing Business which are publicly traded in any recognized national securities market; (b) take any action which would be reasonably likely to (i) divert from Purchaser or its Affiliates any opportunity which would be within the scope of Purchaser's or its Affiliates' existing business or (ii) harm Purchaser, Purchaser's Affiliates or their respective existing businesses; or (c) solicit or attempt to solicit any person or entity who is or has been a customer, supplier, licensor, licensee or other business relation of Purchaser or its Affiliates within three years prior to the date hereof to curtail or cancel its business with Purchaser or any Affiliate of Purchaser. As used herein, a "Competing Business" shall mean the business of providing wireless internet access.

     2. Remedies. Seller and Selling Member agree that a violation of this Agreement at any time, including during litigation, may produce irreparable damage and injury to Purchaser. In the event of a breach, or threatened breach, of this Agreement by Seller or Selling Member,

Purchaser shall be entitled to seek injunctive relief, both preliminary and permanent, enjoining and restraining such breach or threatened breach. Such remedies shall be in addition to all other remedies available to Purchaser at law or in equity, including but not limited to Purchaser's right to recover from Seller and Selling Member any and all damages that may be sustained as a result of Seller's or Selling Member's breach. The obligations of Seller and Selling Member hereunder shall be joint and several.

     3. Amendments and Waivers. The provisions of this Agreement may be amended only by the written agreement of the parties hereto. Any waiver, permit, consent or approval of any kind or character on the part of any party of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing.

     4. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may not be assigned by any party without the prior written consent of the other parties; provided, however, that Clearwire's and Holding's rights under this Agreement may be assigned in connection with a merger or sale of substantially all of its assets without the consent of Seller or Selling Member.

     5. Severability. Seller and Selling Member recognize that the territorial, time and scope limitations set forth in Paragraph 1 are reasonable and are properly required for the protection of Purchaser. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. If a court or arbitrator should hold any portion of this Agreement unenforceable for any reason, the maximum restrictions of time, scope and geographic area reasonable under the circumstances, as determined by the court or arbitrator, will be substituted for the restrictions held unenforceable. Any provision of this Agreement that is deemed invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining provisions of this Agreement.

     6. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of this Agreement.

     7. Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that state. THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

     8. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. This Agreement may be executed and delivered via facsimile signature.

     9. Attorney's Fees. In any legal action or other proceeding (including any arbitration proceeding) brought to enforce or interpret the terms of this Agreement, the prevailing party or parties shall be entitled to reasonable attorney's fees and other costs and expenses incurred in that proceeding and in any subsequent appeals, in addition to any other relief to which he or it is entitled.

     10. Entire Agreement. This Agreement constitutes the entire agreement of the parties concerning the matters referred to herein and therein and supersede all prior agreements and understandings, oral or written.

     11. No Waiver. No failure by any party to insist upon the strict performance of any provision of this Agreement, or to exercise any right or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach, of such provision or of any other provision. No waiver of any provision of this Agreement shall be deemed a waiver of any other provision of this Agreement or a waiver of such provision with respect to any subsequent breach, unless expressly provided in writing.

     IN WITNESS WHEREOF parties have caused this Agreement to be executed as of the date first above written.

SELLER:                                 PURCHASER:

SPEEDNET LLC                            CLEARWIRE SPECTRUM HOLDINGS II LLC


By                                      By
   ----------------------------------      -------------------------------------
Title                                   Title
      -------------------------------         ----------------------------------


SELLING MEMBER:                         CLEARWIRE CORPORATION


-------------------------------------   By
Robert Liggett                             -------------------------------------
                                        Title
                                              ----------------------------------

                                    EXHIBIT H


_______________________, 2006

Clearwire Corporation
5808 Lake Washington Blvd. N.E.
Suite 300
Kirkland, WA 98033

Ladies and Gentlemen:

     The undersigned, Speednet LLC ("Holder"), has the right to receive 2,033,000 shares of the Class A Common Stock (the "Shares") of Clearwire Corporation (the "Company") and a warrant (the "Warrant") for the purchase of 1,130,000 shares of the Class A Common Stock of the Company (the "Warrant Shares") from the Company. The Shares and the Warrant will be issued to Holder in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. Holder has been advised that the Shares and the Warrant have not been registered under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Holder's representations set forth in this letter. Accordingly, Holder represents, warrants and agrees as follows:

     1. Holder is acquiring the Warrant and the Shares for its own account and beneficial interest to hold for investment and not for sale or with a view to distribution of the Shares or the Warrant or any part thereof. Holder has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

     2. Holder acknowledges that it has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to acquire the Shares and the Warrant. Holder represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the Warrant and to obtain any additional information necessary to verify the accuracy of the information given the Holder. Holder further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

     3. Holder is an "accredited investor" as such term is defined in Rule 501 under the 1933 Act.

     4. Holder acknowledges that investment in the Shares and the Warrant involves a high degree of risk, and represents that it is able, without materially impairing its financial

                                    Exhibit H
condition, to hold the Shares and the Warrant for an indefinite period of time and to suffer a complete loss of its investment.

     5. Holder has been informed that under the 1933 Act, the Shares, the Warrant and the Warrant Shares must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by Holder of the Shares, the Warrant or the Warrant Shares. Holder further agrees that the Company may refuse to permit Holder to sell, transfer or dispose of the Shares, the Warrant or the Warrant Shares (except as permitted under Rule 144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Holder furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required. Holder shall not make any sale, transfer or other disposition of the Shares, the Warrant or the Warrant Shares in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission or in violation of any applicable state securities law.

     6. Holder also understands and agrees that there will be placed on the certificate(s) for the Shares and the Warrant Shares, or any substitutions therefor, a legend stating in substance:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws. These shares have been acquired for investment and may not be sold or otherwise transferred in the absence of an effective registration statement for these shares under the 1933 Act and applicable state securities laws, or, if requested by the Company, an opinion of counsel satisfactory to the Company that registration is not required and that an applicable exemption is available."

     Holder has carefully read this letter and has discussed its requirements and other applicable limitations upon Holder's resale of the Shares, the Warrant and the Warrant Shares.

                                        Very truly yours,

                                        SPEEDNET LLC


                                        ----------------------------------------

                                    Exhibit H